UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2006

ALLIANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

New York	000-15366	16-1276885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York	13202
(Address of principal executive offices)	(Zip Code)

(315) 475-4478

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on December 18, 2006 by Alliance Financial Corporation (“the Company”) to reflect that PricewaterhouseCoopers LLP (“PwC”) has been dismissed as the Company’s registered independent public accounting firm and Crowe Chizek and Company LLC (“Crowe Chizek”) has been engaged as the Company’s registered independent public accounting firm.

Item 4.01. Changes in the Registrant’s Certifying Accountant

(a) The Company had previously announced that on December 12, 2006, the Audit Committee of the Board of Directors of the Company dismissed PwC as the Company’s independent registered public accounting firm effective upon the completion its procedures regarding the Company’s financial statements for the year ended December 31, 2006 and the Annual Report on Form 10-K in which such financial statements will initially be included. PwC completed its procedures on March 15, 2007, coincident with the filing of the Company’s 2006 Annual Report on Form 10-K.

The reports of PwC on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2006 and 2005 and through March 15, 2007, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference thereto in their reports on the financial statements for such years.

During the years ended December 31, 2006 and 2005, and through March 15, 2007, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) with respect to the Company.

We requested PwC to furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the above statements. A copy of PwC’s letter addressed to the SEC, dated March 20, 2007, is filed as Exhibit 16.1 to this Form 8-K/A.

(b) Also as previously announced on December 12, 2006, the Company has engaged Crowe Chizek to serve as the Company’s independent registered public accounting firm for 2007. During the years ended December 31, 2006 and 2005 and through March 15, 2007, the Company did not consult with Crowe Chizek regarding any matter requiring disclosure under Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit

Number	Description

16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated
March 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION

Date: March 20, 2007	By:	/s/ Jack H. Webb
Jack H. Webb Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number	Description

16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission
dated March 20, 2007.